PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated July 30, 2026,
to
Prospectuses dated May 1, 2026,
for
PruLife® Custom Premier II, VUL Protector® and PruLife® SVUL Protector Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.
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Effective August 1, 2026, Templeton Asset Management Ltd. replaced The Putnam Advisory Company, LLC as the subadvisor for the Putnam VT International Value Fund.
Pending shareholder approval, on or about October 5, 2026, the Putnam VT Sustainable Leaders Fund (Class IB) will change its name to Putnam VT Focused U.S. Research Fund (Class IB). Effective on that date, all references to Putnam VT Sustainable Leaders Fund (Class IB) will be updated to Putnam VT Focused U.S. Research Fund (Class IB).
Due to the changes listed above, the rows for these Funds in APPENDIX A: Funds Available Under the Policy are hereby revised.

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To obtain a copy of the current prospectus, please visit www.Prudential.com/eProspectus or call 800-778-2255.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP253
CP223, VULP25, SVULP25